SECURITIES AND EXCHANGE COMMISSION


                         Washington, D.C.  20549




                           FORM 8-A





         FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
             PURSUANT TO SECTION 12(b) OR (g) OF THE
                SECURITIES EXCHANGE ACT OF 1934




                        Service Bancorp, Inc.
_________________________________________________________________
     (Exact name of registrant as specified in its charter)



Massachusetts                              To Be Applied For
_________________________________________________________________
(State of incorporation or organization)   (I.R.S. Employer
                                            Identification No.)

81 Main Street, Medway, Massachusetts                02053
_________________________________________________________________
(Address of principal executive offices)            (Zip Code)
Securities to be registered pursuant to Section 12(b) of the Act.


      None                                      N/A
_________________________________________________________________
  (Title of Class)                (Name of each exchange on which
                                  each class is to be registered)

Securities to be registered pursuant to Section 12(g) of the Act:


                Common Stock par value $.01 per share
_________________________________________________________________
                        (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.
_________________________________________________________________

     For a description of the Registrant's securities, reference is made to "Description of Capital Stock of the Stock Company", "Dividend Policy" and "Market for Common Stock" in the Registrant's Registration Statement on Form SB-2 (Registration Number 333-56851) which is hereby incorporated by reference. For a description of the provisions of the Registrant's Articles of Organization and Bylaws that may render a change in control of the Registrant more difficult, reference is made to "Restrictions on Acquisition of the Stock Company and the Bank" in the Registrant's Registration Statement on Form SB-2 referenced above.


Item 2.  Exhibits.
__________________

     1.     Registration Statement on Form SB-2 (Registration
            Number 333-56851), filed June 15, 1998, as amended
            July 28, 1998, is hereby incorporated by reference.

     2. Articles of Organization (incorporated by reference to Exhibit 3.1 of the Registration Statement on Form
            SB-2, filed June 15, 1998, as amended July 28, 1998)

     3. Bylaws (incorporated by reference to Exhibit 3.2 of the Registration Statement on Form SB-2, filed June
            15, 1998, as amended July 28, 1998)

     4. Specimen Stock Certificate (incorporated by reference to Exhibit 4 of the Registration Statement on Form
            SB-2, filed June 15, 1998, as amended July 28, 1998)

                             SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       SERVICE BANCORP, INC.



  Date: September 30, 1998       By:  \s\ Eugene G. Stone
                                       _________________
                                       Eugene G. Stone
                                       President and Chief
                                       Executive Officer